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*January 2008
SCOLR Pharma, Inc.
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Self Correcting Oral Linear Release -
 Enabling Technologies for Oral Medications
SCOLR Pharma
CDT  is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.

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*January 2008
SCOLR Pharma, Inc.
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 Forward-Looking Statements
▪ This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
 that involve significant risks and uncertainties. These statements represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking statements.
▪ Please refer to the risk factors and other cautionary language includ-ed in our reports and other filings with the Securities and
 Exchange Commission and available on our website.
▪ We assume no obligation to update these forward-looking
 statements.

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
*Kalorama Information 2007 (Cited by In-Pharma
Technologist.com 1-17-2007
SCOLR Pharma: A Differentiated Oral Drug Delivery Company
▪ Proprietary, validated technology - CDT® platform
 ▪ Greater extended-release flexibility
 ▪ Enhanced bioavailability
 ▪ Less complex/cost-effective formulations
▪ Develops, licenses and commercializes novel products with
 significant market potential
 ▪ Distributed risk pipeline of internal and partnered targets with significant market potential
 ▪ Significant partnerships include
 ▪ Dr. Reddy’s
 ▪ BioCryst Pharmaceuticals
 ▪ Perrigo
 ▪ Market is forecast to increase 48% to reach $52.1 billion in revenues by 2010*

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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CDT® - A Better Oral Drug Delivery Alternative
▪ New generation of less complex, cost-effective tablet/capsule formulations
▪ Uses standard GRAS ingredients and equipment
▪ Based on a portfolio of 5 recently issued and pending patents for
 ▪ Robust, predictable and programmable extended-release
 ▪ Improved solubility/absorption/permeability/consistency
 ▪ Gastro-intestinal (GI) stable formulations
▪ Applicable to broad range of drug types and classes and consumer products
▪ Provides novel formulations with robust, predictable and
 programmable drug release
▪ 18 validating clinical studies, n > 550, as of 01/08
▪ Successful commercialization/scale-up > 100 million tablets shipped

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Important Current Collaborations Expand Pipeline Potential
▪ Dr. Reddy’s Laboratory (DRL) - Collaboration & License Agreement
 ▪ Develop/commercialize CDT-based cardiopulmonary drug
▪ BioCryst Pharmaceuticals - Research Collaboration
 ▪ Develop an oral formulation of Peramivir, an injectible drug currently under development by BioCryst for the treatment of seasonal and life threatening influenza, including the avian flu
▪ Perrigo Company- Development and Distribution Alliance
 ▪ 5 CDT-based nutraceutical products currently on the market
 ▪ Largest provider of store brand nutritional and over-the-counter
 (OTC) pharmaceutical products in the U.S.
▪ Global Consumer Products Company - Collaboration Extended 12/07
 ▪ Novel application of SCOLR technology for existing global consumer product

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
	SCOLR (CDT®)	Alza (OROS®)	Biovail (FUZE®)	Flamel (Micropump®)	Pacira Former Skyepharma (GeoMatrix®)	Labopharm (Contramid®)
Wide Range of Drugs Tested	Yes (Over 40)	Yes	No	Yes	Yes	No
Mode of Action	Hydrophilic matrix, swellable polymer matrix	Reservoir device, osmotic pump	Multi-particulate, erosion, dissolution	Multi- particulate, erosion, dissolution	Multi-layered tablet, hydrophilic matrix, swellable polymer matrix	Hydrophilic matrix, swellable polymer matrix
Estimated Manufacturing Steps	2-3	18 or more	36 or more	Numerous for micro-bead	12 or more	Numerous for polymer 3-4, tablet
Limitations* *As compared with SCOLR’s CDT Matrix Technology		Complex, payload restrictions, fragile, short exclusivity	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Specialized manufacturing equipment, complex	Special engineered polymer, limited source, availability and application
CDT Difference: Broadly Applicable, Flexible, Cost-Effective Sustained Release

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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	SCOLR (CDT®)	Elan (Nanocrystal)	Nano/Micron Milling	Cydex (Inclusion complex)	Altair (Ti Nanosphere)	Solid Dispersion
Process Description	Hydrophilic matrix, swellable polymer matrix	Super critical fluid process, re- formation of nanometer sized drug crystals	Mill the drug down to the sub- micron size in order to increase surface area for enhanced solubility	Cyclodextrin inclusion complex. “Mask” the insoluble drug by incorporating into a soluble sugar ring	Engineered nano sphere. Drug is applied onto the surface, or inside	Suspend drug into inert/soluble matrix in order to prevent agglomeration during hydration
Estimated Level of Complexity	Low	High	High	High	High	Medium
Comments	Simple granulation, can be incorporated into tablets or capsules	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Used alone or in combination. Often needed to prevent agglomeration
CDT Difference: Less Complex Solubility/Absorption Enhancement

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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 ▪ Time to market
 ▪ Drug suitability
 ▪ Regulatory pathway
 ▪ Improvements to existing
 therapy
 ▪ Novelty & patent protection
Building Pipeline Through Disciplined Target
Selection
▪ Robust Proprietary Database
▪ Rigorous Selection Criteria
 ▪ Market size
 ▪ Exclusivity status, patent
 expiration
 ▪ Partnership interest
 ▪ Competition
 ▪ Cost to market

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
CDT® OTC Targets	Indication	Est. Launch	Status				Comments
			Pre- clinical	Phase I/II	Phase III	Sub- mission
Ibuprofen - 12 hr.	Analgesia	Late 2009				2008	Pivotal - Phase III Trials started Q-4, 2007
Pseudoephedrine - 12 hr.	Cough/Cold	Late 2009				2008	ANDA submission 2008
CDT® Rx Targets
Raloxifene - IR	Osteoporosis	TBD					Two pilot trials completed, Pivotal trial requirements being evaluated
Ondansetron - 24 hr.	Chemo- induced nausea, vomiting	TBD					Two pilot trials completed, Pivotal trial requirements being evaluated
Risperidone - 24 hr.	Schizophrenia, bipolar mania	TBD					Formulation work completed, Pilot trials to be scheduled
Rivastigmine - 24 hr.	Alzheimer’s Disease	TBD					Formulation work completed, Pilot trials to be scheduled
Peramivir (BioCryst) - IR	Influenza	TBD					Formulation work in progress, Preclinical evaluation in progress
Cardiopulmonary Drug (Dr. Reddy’s)
Confidential
Growing OTC & Rx Pipeline with Market > $15 B

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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CDT® Dietary Products	Indication	Est. Launch	Formulation	Scale Up	Marketed	Comments
Glucosamine - Chondroitin	Nutritional Supplement	Q-2, 2006				Introduced Q-1, 2006
Glucosamine - Chondroitin - MSM	Nutritional Supplement	Q-4, 2006				Introduced Q-4, 2006
Glucosamine Complex	Nutritional Supplement	Q-4, 2006				Introduced Q-4, 2006
Glucosamine - Chondroitin (Low Sodium)	Nutritional Supplement	Q-4, 2006				Introduced Q-4, 2006
Calcium w/ Vitamin D	Nutritional Supplement	Q-2, 2007				Introduced Q-2, 2007
Other(s)	Nutritional Supplement(s)	TBD				Confidential
Consumer Products
Undisclosed Application	Confidential	TBD				Formulation development and evaluation in progress
Confidential
Consumer Product Pipeline with Markets > $ 2 B

YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Patented Extended Release Formula
Calcium 600mg
with Vitamin D 500IU
60 Caplets
YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Glucosamine HCl 1500mg
Chondroitin Sulfate Sodium 1200mg
Patented Extended Release Formula
110 Caplets
YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Patented Extended Release Formula
Glucosamine
Chondroitin
with MSM 200mg
60 Caplets
12 Hour
YOUR BRAND
Once Daily Formula
12 Hour
EXTENDED RELEASE
Patented Extended Release Formula
Sodium Free
Glucosamine
Chondroitin
60 Caplets
12 Hour
YOUR BRAND
Once Daily Formula
12 Hour
EXTENDED RELEASE
Patented Extended Release Formula
Glucosamine
Sulfate 750mg
60 Caplets

Release Profile*
Percent of Label Claim
100%
80%
60%
40%
20%
1 HR
3 HRS
6 HRS
18 HRS
Time Interval (Hours)
All Day Extended Release
Standard Release
*Glucosamine Sulfate HCl

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Innovation: Better Than Brand!
5 Current Extended-Release Products …
▪ Sodium Free, Glucosamine Sulfate;
 Glucosamine/Chondroitin & Glucosamine
 Chondroitin/MSM, Calcium w/ Vit. D:
 ▪ Convenient - once/day
 ▪ Active ingredients delivered over extended
 time period
 ▪ Exclusive and patented
CDT-Nutritional Products With Perrigo

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Platform Consists of Recently Issued CDT® Patents
 ▪ 2000 / US Patent # 6,090,411
 ▪ “Salt Patent” allows for simple two step processing. Uses ionic interactions to correct for the limitations in other first generation matrix based systems
 ▪ 2002 / US Patent # 6,337,091
 ▪ “Dual Polymer Patent” allows for simple production of tablets or capsules. Uses ionic and anionic polymers to correct for limitations in other biphasic/triphasic systems
 ▪ 2003/2005/2007 US Patents # 6,517,868, # 6,936,275 and #
 7,229,642
 ▪ “Amino Acids Patent” allows for simple production of tablets. Uses hydrophobic/polar interactions to facilitate solubility and potentially permeability
 ▪ 2004/ beyond
 ▪ Additional patent filings and continuations in process

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT - 12 hr Ibuprofen	OTC Analgesic	- 1st extended-release OTC ibuprofen - 1 tablet vs. 3 every 12 hrs. - Lower cost - Patent protected	- Reacquired rights - Multiple pilot trials completed - Pivotal trials started Q4, 07 - NDA 505(B)2 planned 2008	$ 8.0 billion (Global OTC analgesic)
CDT - 12 hr Pseudoephedrine	OTC Decongestant	- 1/3rd size of current OTC products - Lower cost - Patent protected	- ANDA trials completed, Q-2, 05 - ANDA submission planned 2008	$ 1.0 billion (combined global market)
Notes: (1) Market Data Sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
Current OTC Development Targets
$9 billion Combined Market(1)

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Wyeth Termination Expands Opportunities
for First OTC Extended-Release Ibuprofen
Background
▪ Global Licensing Agreement signed December 2005
▪ Focused on OTC formulation transfer, scale-up, and validation
▪ Wyeth terminated agreement in March 2007 under “no fault”
 provision
Current Status
▪ SCOLR advancing commercialization program, Phase III pivotal trials initiated, 4Q 2007
▪ SCOLR pursuing license to “branded” partners
▪ SCOLR evaluating stand-alone market option

Motrin IB
Advil
TEST
BRUFEN RETARD
200mg IR
Motrin®
200 mg IR
Advil®
SCOLR CDT®
600mg ER
Brufen Retard
800mg ER
Motrin® Rx
600mg IR

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Rx products for size reference
only
6 tabs/24 hr
6 tabs/24 hr
2 tabs/24 hr
Not Available in US
SCOLR CDT-Ibuprofen: First 12-hour Extended-Release
Tablets
CDT tablets compared to existing immediate-release tablets

Biovail Contract Research
A Division of Biovail Corporation

Study No.: 3313
Ibuprofen Tablets Extended Release 600 mg
Study Reported: November 20, 2006

Figure 11.1 - Mean plasma ibuprofen concentration versus time (n=34)

Plasma Concentration (ug/mL)
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
0
2
4
6
8
10
12
14
16
18
20
Time (hr)
12 Hour Level
Min. Effective Concentration
Treatment A: CDT® Ibuprofen Tablet Extended Release, 1 x 600 mg, Lot#: 0601318
Treatment B: Motrin IB Ibuprofen Tablet USP, 1 x 200 mg (t.i.d.), Lot#: MDA132

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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as reported by Biovail
Contract Research
12hr CDT-Ibuprofen Release Profile Equals 3 IR Tablets
▪ Clinical trial - Scaled final product formulation
 ▪ “Highlighted” formulation with improved PK attributes manufactured at suitable commercial scale.
 (Coated tablets)

MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
Under Fasted Conditions
Concentration (ng/ml)
Hours After Dose
TEST
REFERENCE
Perrigo 12 hr.
CDT® 12 hr.
~1200mg
~350mg
0
50
100
150
200
250
300
350
2
4
6
8
10
12
14
16
18
20
22
24

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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N=26 subjects
as reported by
AAIPharma
CDT-Pseudoephedrine: Offers Same Drug Load with
Smaller, More Cost-Effective Tablets
Initial CDT-Pseudoephedrine testing bioequivalent to Sudafed® 12 hour (Reference
 Product)

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT - IR Raloxifene	Rx Osteoporosis	- Less drug for similar results(2) - Simplified manufacturing - Lower cost - Patent protected	- 2 Human studies completed - Results positive - Reviewing clinical requirements for regulatory approval with FDA	$ 1.0 billion (Global)
CDT - ER Ondansetron	Rx Anti-Nausea	- Improved absorption(2) - 1 tablet vs. 3 every 24 hrs. - Simplified manufacturing - Lower cost - Patent Protected	- 2 Human studies completed - Results Positive - Reviewing clinical requirements for regulatory approval with FDA	$ 1.6 billion (Global)
BioCryst Collaboration: CDT - Neuraminidase Inhibitor (Peramivir)	Rx Flu Treatment	-Convert current injectible product to oral tablet - Ease of administration - Consumer compliance - Broad application	-Initial development announced winter 2006. -Oral formulation work ongoing	> $1.0 billion (Global)
DRL Collaboration: Undisclosed CDT- based Rx target	Cardiopulomary	- Lower cost - Patent protected - Other non-disclosed	-Initial development announced October 2007. -Oral formulation work ongoing -	Undisclosed
Notes: (1) Market data sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
 (2) Based on 2004 animal study findings and initial 2005 clinical results
Current Rx Development Targets
$ 3.6 billion Combined Market(1)

C: 45 mg Raloxifene Tablet with CDT Enhancement
A: Control = 45 mg Raloxifene Tablet without Enhancement
Raloxifene Plasma Levels
300.00
250.00
200.00
150.00
100.00
50.00
0.00
0.00
20.00
40.00
60.00
80.00
100.00
120.00
140.00
160.00
180.00
Time (hours)
A-Means
C-Means

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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CDT Enhances Bioavailability
N=34 subjects
as reported by Biovail
Contract Research

MEAN PLASMA ONDANSETRON CONCENTRATIONS ON LINEAR SCALE

STUDY # 3283 (N=29)

PLASMA CONCENTRATION (ng/mL)
55
50
45
40
35
30
25
20
15
10
5
0
0
5
10
15
20
25
30
35
40
Time (hrs.)
TREATMENT A: ONDANSETRON CDT (FORMULATION A) TABLET, 1 x 24 mg
TREATMENT D: ZOFRAN TABLET, 1 x 8 mg (tid)

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Once-Daily CDT-Ondansetron Results Comparable to
Multiple Dose Industry Standard
TIME ABOVE MINIMUM PLASMA CONCENTRATION
as reported by Biovail
Contract Research

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT - 24 hr Risperidone	Rx schizophrenia and bipolar mania management	- 1 tablet vs. 2 every 24 hrs. - Simplified manufacturing - Lower cost - Patent protected	- Formulation work initiated Q-4 ’06 - Pilot clinical trials to be scheduled	$ 1.8 billion (Global)
CDT - 24 hr Rivastigmine	Rx Alzheimer’s Disease	- 1 tablet vs. 2 every 24 hrs. - Improved convenience - Patent protected	- Formulation work initiated Q-4 ’06 - Pilot clinical trials to be scheduled	$ 0.5 billion (Global)

Notes: (1) Market data sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
New Rx Development Targets
$2.3 billion Combined Market(1)

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
2007/08 Strategic Growth Initiatives
▪ Initiate pivotal trials for CDT-Ibuprofen, 4Q - 2007
▪ Submit ANDA for 12 hr CDT-Pseudoephedrine, 2008
▪ Expand “All Day” product suite with Perrigo, 2008
▪ Advance existing portfolio targets
▪ Apply CDT platform to new targets
▪ Enter new alliance and partnership agreements
▪ Build intellectual property estate/portfolio
▪ Raise additional capital to advance and expand
 pipeline

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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Management
▪ Daniel O. Wilds, President, CEO and Director, appointed 2003
 ▪ Previously, Chairman, President and CEO of Northwest Biotherapeutics,
 President and CEO of Shiloov Biotechnologies (USA), Adeza Biomedical and
 Medisense, President of Baxter’s Chemotherapy Service, and President and
 COO of Travenol-Genetech, a joint venture between Baxter International and
 Genentech
▪ Alan M. Mitchel, Sr. VP Business & Legal Affairs and CLO, appointed
 2005
 ▪ Extensive legal, business and corporate finance experience most recently at
 Gray Cary, Former outside counsel for SCOLR
▪ Stephen J. Turner, VP Research and Development, CTO, appointed 2003
 ▪ Employed in positions of increasing responsibility at SCOLR since 1999. Built
 SCOLR’s R&D and Information Technology Functions
▪ Richard M. Levy, CPA, VP of Finance, CFO, appointed 2006
 ▪ Previously Corporate Controller for Safeco Insurance, CFO for the Specialty
 Finance Segment and Corporate Controller for Washington Mutual Bank,
 Senior Vice President and Controller of Texas operations at Bank of America
▪ Tanya Raco, Assoc. VP of Regulatory and Quality Affairs, appointed 2006
 ▪ Employed in positions of increasing responsibility at SCOLR since 1997. Built
 SCOLR’s Regulatory and Quality Assurance Functions

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
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Balance Sheet and Capital Structure
Balance Sheet Data
September 30, 2007   (In Thousands)
Cash and Investments      $11,400
Working Capital                               $10,500
Total Assets       $13,200
Total Debt       $210
        (In Millions)
Common Shares Outstanding    38.2
Fully - Diluted Shares     43.9
December 2007 Equity Offering:
Net Proceeds       $3.6
Common Share Outstanding after offering       41.0
Fully - Diluted Shares      46.7

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD
®
SCOLR Pharma
 Well Positioned for the Future
▪ Large, growing markets
▪ Unique, broadly applicable, patented technology platform
 with important benefits
▪ Expanding prescription and OTC pipeline with multiple
 clinical and pre-clinical candidates
▪ Royalty revenues from existing products
▪ Value driving milestones
▪ Experienced management team

*Copyright©2008, SCOLR Pharma, Inc.

*January 2008
SCOLR Pharma, Inc.
 Amex: DDD